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                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                              ________________


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                               August 9, 1996



                      GS FINANCIAL PRODUCTS U.S., L.P.
           (Exact name of registrant as specified in its charter)



           Cayman Islands             No. 000-25178       No. 52-1919759
  (State or Other Jurisdiction of      (Commission         (IRS Employer
           Incorporation)             File Number)      Identification No.)



                   P.O. Box 896
        Harbour Centre, North Church Street
           Grand Cayman, Cayman Islands                     N/A
     (Address of Principal Executive Offices)           (Zip Code)




Registrant's telephone number, including area code: (809)945-1326




       (Former name or former address, if changes since last report)

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Item 5.     Other Events.

            Accompanying this Current Report on Form 8-K as exhibits 8.1 and 99.1 hereto, respectively, are (i) the opinion letter of GS Financial Products U.S., L.P.'s (the "Company") U.S. counsel regarding tax matters addressed in the Pricing Supplement, dated August 5, 1996 (the "Pricing Supplement"), for the S&P 500 Enhanced Stock Index Growth Notes due August 9, 2002 (the "E-SIGNS") and (ii) the form of Note for the E-SIGNS.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

      (c) The following exhibits are filed as part of this Form 8-K:

            8.1 Opinion letter of the Company's U.S. counsel regarding tax matters in the Pricing
                 Supplement.

            99.1 Form of Note

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                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 GS FINANCIAL PRODUCTS U.S., L.P.
                                    (Registrant)
                                    acting by its general partner GS
                                    Financial Products US Co.



Date:  August 9, 1996         By: /s/ Greg Swart
                                          Name:  Greg Swart
                                          Title:  President

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                             Index to Exhibits



 Exhibit        Description                            Page No.
 No.

 8.1            Opinion letter of the Company's U.S.      5
                counsel regarding tax matters in the
                Pricing Supplement.

 99.1           Form of Note                              7